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                           NATIONAL SCIENCE FOUNDATION
                              4201 WILSON BOULEVARD
                            ARLINGTON, VIRGINIA 22230

                              December 3, 1997

Mr. David M. Graves
Director, Business Affairs
Network Solutions, Inc.
505 Huntmar Park Drive

Herndon, VA 22070

                                          Cooperative Agreement No. NCR-9218742
                                          Amendment No. 07

Dear Mr. Graves:

The National Science Foundation understands that on December 1, 1997, or 14 days after the date this amendment is signed, whichever is later, and concurrent with the transfer of ten employees from Network Solutions, Inc. to The American Registry for Internet Numbers (ARIN) on the same date, Network Solutions, Inc. will transfer responsibility for the IP Number assignment, Autonomous System Number assignment, and IN-ADDR.ARPA tasks to ARIN.

By this amendment, effective December 1, 1997, or 14 days after the date this amendment is signed, whichever is later, and concurrent with the transfer of ten employees from Network Solutions, Inc. to the American Registry for Internet Numbers (ARIN), the National Science Foundation fully and finally relieves, releases, and discharges Network Solutions, Inc. from any responsibility for the IP Number assignment, Autonomous System Number assignment, and INADDR.ARPA tasks being performed under Cooperative Agreement No. NCR- 9218742.

Nothing in this amendment releases Network Solutions, Inc. from the responsibilities for the items entitled Office Space; Internet Connectivity; Furniture and Equipment; Staffing; Database; Facilities; and Initial and Interim Financing Operational Support described on pages 13 and 14 of the Year 5 Program Plan as approved by Amendment 06 to Cooperative Agreement No. NCR-9218742. Network Solutions, Inc. will remain responsible for completion of each item, and for reporting to the National Science Foundation the completion of each as it occurs.

Except as modified by this amendment, all other Agreement terms and conditions remain unchanged.

                                                  Sincerely,

                                                  / s / Karen L. Sandberg

                                                  Karen L. Sandberg
                                                  Grants and Agreements Officer